UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2024

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada		000-50028	46-0484987
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South
Las Vegas,	Nevada		89109
(Address of principal executive offices)			(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	WYNN	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Supplemental Indenture for 7.125% Senior Notes due 2031
On February 23, 2024, Wynn Resorts, Limited (the “Company”) announced that Wynn Resorts Finance, LLC (“WRF”) and its subsidiary, Wynn Resorts Capital Corp. (“Wynn Resorts Capital” and, together with WRF, the “Issuers”), each an indirect wholly-owned subsidiary of the Company, issued $400 million aggregate principal amount of 7.125% Senior Notes due 2031 (the “Notes”). The Notes were issued as additional notes pursuant to a supplemental indenture (the “Supplemental Indenture”), dated as of February 23, 2024, among the Issuers, the guarantors party thereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to the indenture (the “Existing Indenture,” as amended by the Supplemental Indenture and as further amended or supplemented from time to time, the “Indenture”), dated as of February 16, 2023, among the Issuers, the Guarantors and the Trustee. The Notes constitute the same series of securities as the $600 million 7.125% Senior Notes due 2031 issued on February 16, 2023 pursuant to the Existing Indenture (the “Existing Notes”). The Notes were offered and sold in reliance on exemptions from the registration requirements of the Securities Act of 1933. The Notes will mature on February 15, 2031. Interest is payable in cash semi-annually on February 15 and August 15 of each year, beginning on August 15, 2024.

The Notes are jointly and severally guaranteed by all of WRF’s domestic subsidiaries that guarantee the Issuers’ existing senior secured credit facilities, except Wynn Resorts Capital, which is the co-issuer of the Notes, the Issuers’ 5.125% senior notes due 2029 and the Existing Notes.

The Issuers may redeem the Notes, in whole or in part, at any time or from time to time prior to November 15, 2030 at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) a “make-whole” amount, plus in either case accrued and unpaid interest, if any, to, but not including, the redemption date.

On or after November 15, 2030, the Issuers may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture plus accrued and unpaid interest. The Notes are subject to disposition and redemption requirements imposed by gaming laws and regulations of applicable gaming regulatory authorities.

The Indenture contains covenants that limit the ability of the Issuers and the guarantors to, among other things, (1) enter into sale-leaseback transactions, (2) create or incur liens to secure debt, and (3) merge, consolidate or sell all or substantially all of the Issuers’ assets. These covenants are subject to exceptions and qualifications set forth in the Indenture.

In the event of a change of control triggering event, the Issuers must offer to repurchase the Notes at a repurchase price equal to 101% of the aggregate principal amount thereof plus any accrued and unpaid interest, to, but not including, the repurchase date.

The Indenture also contains customary events of default, including (1) failure to make required payments, (2) failure to comply with certain covenants, (3) failure to pay certain other indebtedness, (4) certain events of bankruptcy and insolvency, and (5) failure to pay certain judgments. An event of default under the Indenture allows either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes, as applicable, issued under such Indenture to accelerate the amounts due under the Notes, or in the case of a bankruptcy or insolvency, will automatically cause the acceleration of the amounts due under the Notes.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Existing Indenture and the Supplemental Indenture, which are filed herewith as Exhibits 4.1 and 4.2 and incorporated herein by reference.

Item 8.01	Other Events.
On February 22, 2024, the Company issued a press release announcing early results of the previously announced cash tender offer by its indirect wholly-owned subsidiary, Wynn Las Vegas, LLC, to purchase up to $800,000,000 in aggregate principal amount of Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.’s outstanding 5.500% Senior Notes due 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

From time to time after completion of the tender offer, Wynn Las Vegas, LLC may purchase additional notes in the open market, in privately negotiated transactions, through tender offers, or otherwise, or may redeem, discharge or defease the notes that are able to be redeemed, discharged or defeased pursuant to their terms. Any future purchases of the notes may be on the same terms or on terms that are more or less favorable to holders of the notes than the terms of the tender offer. Any future purchases of the notes by Wynn Las Vegas, LLC will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) Wynn Las Vegas, LLC may choose to pursue in the future.

Forward-Looking Statements

This report, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, beliefs, assumptions and estimates, and on information currently available to us, all of which are subject to change, and are not guarantees of timing, future results or performance. These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, as discussed further in the attached press release.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

4.1
Indenture, dated February 16, 2023, among the Issuers, the Guarantors named therein and the Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on February 16, 2023)

4.2	Supplemental Indenture, dated February 23, 2024, among the Issuers, the Guarantors named therein and the Trustee
99.1	Press release, dated February 22, 2024, of Wynn Resorts, Limited.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: February 23, 2024	By:	/s/ Julie Cameron-Doe
Julie Cameron-Doe
Chief Financial Officer